UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2008

UGI Utilities, Inc.
 (Exact name of registrant as specified in its charter)

Pennsylvania	1-1398	23-1174060
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Kachel Boulevard, Suite 400, Green Hills Corporate Center, Reading, Pennsylvania	19607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610 796-3400

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

23.1 Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Utilities, Inc.

September 24, 2008

By: /s/ Robert W. Krick
Name: Robert W. Krick
Title: Assistant Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Ernst & Young LLP